Independent Auditor's Report


The Board of Directors
Carr Realty Corporation:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 1, of AT&T Center for the year ended December 31, 1995. This historical summary is the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of AT&T Center.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses, as defined in note 1, of AT&T Center for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


Washington, D.C.
April 29, 1996

AT&T Center

Historical Summary of Operating Revenue and Expenses

Year ended December 31, 1995

(In thousands)
- --------------------------------------------------------------------------------
Operating revenue:
         Minimum base rent                                          $ 16,016
         Recoveries from tenant                                          253
- --------------------------------------------------------------------------------
Total rental revenue                                                  16,269
- --------------------------------------------------------------------------------
Operating expenses:
         Management fees                                                  94
         Owners' association fees                                        159
- --------------------------------------------------------------------------------
Total operating expenses                                                 253
- --------------------------------------------------------------------------------

Operating revenue in excess of operating expenses                   $ 16,016
- --------------------------------------------------------------------------------

See accompanying notes to historical summary of operating revenue and expenses.

AT&T CENTER

Notes to Historical Summary of Operating Revenue and Expenses

Year ended December 31, 1995

(Dollars in thousands)
- --------------------------------------------------------------------------------
         (1)      Summary of Significant Accounting Policies

                  Description of the Property

                  AT&T Center is an eight-building office complex located in Pleasanton, California, containing approximately 1,082,000 square feet of office space. At December 31, 1995, 100 percent of the office space was leased to AT&T under a lease that provides for expiration of various amounts of space from February 1998 through April 1999. Under the terms of the lease AT&T is responsible for payment of all operating expenses except owners' association fees, for which AT&T reimburses the owner of the buildings.

                  Basis of Presentation

                  The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the periods presented, as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the building, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of AT&T Center have been excluded from expenses. Management is not aware of any material factors relating to AT&T Center that would cause the historical summary of operating revenue and expenses to not be indicative of future operating results of the building.

                  Revenue Recognition

                  Revenue from rental operations is recognized straight-line over the terms of the respective leases.

         (2)      Acquisition Transaction

                  CarrAmerica Realty Corporation acquired AT&T Center on March 29, 1996.

AT&T CENTER

Notes to Historical Summary of Operating Revenue and Expenses
- --------------------------------------------------------------------------------

         (3) Proforma Taxable Operating Results and Cash Available from Operations (Unaudited)

                  The unaudited proforma table reflects the taxable operating results and cash available from operations of AT&T Center for the year ended December 31, 1995, as adjusted for certain items which can be factually supported. For purposes of presenting proforma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

                  Proforma net operating income (exclusive of
                   depreciation and amortization expense)               $ 15,598
                  Less - estimated depreciation and amortization expense   1,960
                  --------------------------------------------------------------

                  Proforma taxable operating income                     $ 13,638
                  --------------------------------------------------------------

                  Proforma cash available from operations               $ 15,598
                  --------------------------------------------------------------

                          Independent Auditors' Report


The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying combined historical summary of operating revenue and expenses, as defined in Note 1, of Harlequin Plaza North, Harlequin Plaza South, Quebec Court I and Quebec Court II (the Properties) for the year ended December 31, 1995. This combined historical summary is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluting the overall presentation of the combined historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of the Properties.

In our opinion, the combined historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in Note 1 of Harlequin Plaza North, Harlequin Plaza South, Quebec Court I and Quebec Court II for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

Washington, D.C.
June 19, 1996

HARLEQUIN PLAZA NORTH, HARLEQUIN PLAZA SOUTH,
QUEBEC COURT I AND QUEBEC COURT II (the Properties)

Combined Historical Summaries of Operating Revenue and Expenses

For the Three Months Ended March 31, 1996 (Unaudited) and the Year Ended December 31, 1995

(Dollars in thousands)

- --------------------------------------------------------------------------------

                                                       1996           1995
                                                       ----           ----
                                                    (unaudited)
Operating revenue:
     Building rental                                  $ 1,618         6,170
     Recovery of operating expenses                       343         1,151
     Other                                                 12            32
                                                        -----         -----

               Total operating revenue                  1,973         7,353
                                                        -----         -----

Operating expenses:
     Real estate taxes                                    285         1,218
     Utilities                                            262           957
     Repairs and maintenance                              117           545
     Janitorial                                           110           389
     General operating services                            69           304
     Management fees                                       77           274
     Insurance                                             10            37
     Accounting                                            19            28
                                                        -----         -----

               Total operating expenses                   949         3,752
                                                        -----         -----

               Operating revenue in excess of
                    operating expenses                $ 1,024         3,601
                                                        =====         =====

See accompanying notes to combined historical summaries of operating revenue and expenses.

HARLEQUIN PLAZA NORTH, HARLEQUIN PLAZA SOUTH,
QUEBEC COURT I AND QUEBEC COURT II (the Properties)

Notes to Combined Historical Summaries of Operating
Revenue and Expenses

For the Three Months Ended March 31, 1996 (Unaudited) and the Year Ended December 31, 1995

(Dollars in thousands)

- --------------------------------------------------------------------------------

(1)     Summary of Significant Accounting Policies

        (a)     Description of the Properties

                Harlequin Plaza North, Harlequin Plaza South, Quebec Court I and Quebec Court II (the Properties) are office buildings located in Englewood, Colorado. At March 31, 1996, occupancy percentages were as follows:

                                   Harlequin Plaza North - 89%
                                   Harlequin Plaza South - 98%
                                   Quebec Court I - 100%
                                   Quebec Court II - 100%

        (b)     Basis of Presentation

                The accounts of the Properties have been included in the combined historical summaries of operating revenue and expenses.

                The accompanying combined historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the buildings, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of the Properties have been excluded from expenses. Management is not aware of any material factors relating to the Properties that would cause the historical summaries of operating revenue and expenses to not be indicative of future operating results of the Properties.

        (c)     Revenue Recognition

                Revenue from rental operations is recognized straight-line over the terms of the respective leases.

        (d)     Interim Unaudited Financial Information

                The accompanying unaudited financial information has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments consisting only of normal recurring accruals, necessary to present fairly the historical summaries of operating revenue and expenses for the three months ended March 31, 1996, have been included. The results of operations for the three-month period ended March 31, 1996 are not necessarily indicative of the results for the full year. (continued)

HARLEQUIN PLAZA NORTH, HARLEQUIN PLAZA SOUTH,
QUEBEC COURT I AND QUEBEC COURT II (the Properties)

Notes to Combined Historical Summaries of Operating
Revenue and Expenses

- --------------------------------------------------------------------------------

(2)     Acquisition Transaction

        CarrAmerica Realty Corporation acquired the Properties on May 24, 1996.

(3) Proforma Taxable Operating Results and Cash Available from Operations (Unaudited)

        The unaudited proforma table reflects the taxable operating results and cash available from operations of the Properties for the twelve months ended March 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting proforma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

                    Proforma net operating income (exclusive of
                     depreciation and amortization expense)            $ 3,402
                    Less - estimated depreciation and
                         amortization expense                              964

                              Proforma taxable operating income        $ 2,438
                                                                         =====

                              Proforma cash available from operations  $ 3,402
                                                                         =====

                          Independent Auditors' Report

The Board of Directors
CarrAmerica Realty Corporation:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 1, of Redmond East Business Campus for the year ended December 31, 1995. This historical summary is the responsibility of the management of Redmond East Business Campus. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Redmond East Business Campus.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 1 of Redmond East Business Campus for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Washington, D.C.
June 17, 1996

REDMOND EAST BUSINESS CAMPUS

Historical Summaries of Operating Revenue and Expenses

For the Three Months Ended March 31, 1996 (Unaudited) and the Year Ended December 31, 1995

(Dollars in thousands)

- -------------------------------------------------------------------------------
                                                     1996            1995
                                                     ----            ----
                                                  (Unaudited)

Operating revenue:
         Building rental                          $ 1,046            4,242
         Recovery of operating expenses               195              838
                                                    -----------------------
                   Total operating revenue          1,241            5,080
                                                    -----------------------

Operating expenses:
         Real estate taxes                            114              458
         Management fees                               41              156
         Repairs and maintenance                       27              118
         Utilities                                     23              115
         Insurance                                      7               33
                                                    -----------------------

                  Total operating expenses             212             880
                                                    -----------------------
                  Operating revenue in excess
                  of operating expenses            $ 1,029           4,200
                                                    -----------------------

See accompanying notes to historical summaries of operating revenue and expenses.

REDMOND EAST BUSINESS CAMPUS

Notes to Historical Summaries of Operating
Revenue and Expenses

For the Three Months Ended March 31, 1996 (Unaudited) and the Year Ended December 31, 1995

(Dollars in thousands)
- -------------------------------------------------------------------------------
(1)      Summary of Significant Accounting Policies

         (a)      Description of the Property

                  Redmond East Business Campus is an office building complex located in Redmond, Washington containing approximately 396,000 square feet of office space available for lease. At March 31, 1996, approximately 99 percent of the building's space is under lease.

         (b)      Basis of Presentation

                  The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the building, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Redmond East Business Campus have been excluded from expenses. Management is not aware of any material factors relating to Redmond East Business Campus that would cause the historical summaries of operating revenue and expenses to not be indicative of future operating results of the building.

         (c)      Revenue Recognition

                  Revenue from rental operations is recognized straight-line over the terms of the respective leases.

         (d)      Interim Unaudited Financial Information

                  The accompanying unaudited financial information has been prepared pursuant to the rules and regulations of the
                  Securites and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments consisting only of normal recurring accruals, necessary to present fairly the historical summaries of operating revenue and expenses for

                                                                     (continued)

REDMOND EAST BUSINESS CAMPUS

Note to Historical Summaries of Operating
Revenue and Expenses

- --------------------------------------------------------------------------------

         the three months ended March 31, 1996, have been included. The results of operations for the three months ended March 31, 1996 are not necessarily indicative of the results for the full year.

(2) Acquisition Transaction

         CarrAmerica Realty Corporation acquired Redmond East Business Campus on June 11, 1996.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

         The unaudited pro forma table reflects the taxable operating results and cash available from operations of Redmond East Business Campus for the twelve months ended March 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

          Pro forma net operating income (exclusive of depreciation and
             amortization expense)                                       $ 4,278
          Less estimated depreciation and amortization expense               852
                                                                          ------

          Pro forma taxable operating income                             $ 3,426
                                                                          ------

          Pro forma cash available from operations                       $ 4,278
                                                                          ------

                           Indepedent Auditors' Report

The Board of Directors
CarrAmerica Realty Corporation:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Warner Center Business Park (the Property) for the year ended December 31, 1995. This historical summary is the responsibility of management of Warner Center Business Park. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses of Warner Center Business Park as described in note 2(a) for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


                                                          KPMG Peat Marwick LLP

Los Angeles, California
June 17, 1996

WARNER CENTER BUSINESS PARK

Historical Summaries of Operating Revenue and Expenses (note 2(a))

For the Three Months Ended March 31, 1996 (Unaudited) and the Year Ended December 31, 1995

(Dollars in thousands)
- --------------------------------------------------------------------------------

                                                         1996             1995
                                                         ------          ------
                                                       (Unaudited)

Operating revenue:
         Building rental                                 $ 1,325         $ 5,385
         Recovery of operating expenses                       50             149
         Other                                                 2             122
                                                         -------          ------

              Total operating revenue                      1,377           5,656
                                                         -------          ------

Operating  expenses:
         Cleaning                                             43             210
         Utilities                                           175             847
         Repairs and maintenance                              66             224
         General operating                                    67             300
         Administrative                                       50             296
         Insurance                                            26             105
                                                         -------          ------

              Total operating expenses                       427           1,982
                                                         -------         -------

              Operating revenue in excess of operating
                 expenses                                $   950         $ 3,674
                                                          ======           =====


See accompanying notes to historical summaries of operating revenue and expenses.

WARNER CENTER BUSINESS PARK

Notes to Historical Summaries of Operating
Revenue and Expenses

For the Three Months Ended March 31, 1996 (Unaudited) and the Year Ended December 31, 1995

(Dollars in thousands)
- --------------------------------------------------------------------------------

(1)      Description of the Property

         Warner Center Business Park (the Property) consists of twelve buildings within a business park located in Woodland Hills, California. These buildings contain approximately 343,00 square feet of office and retail space available for lease. The buildings were completed in 1981 to 1985. At March 31, 1996 and December 31, 1995, respectively, 77 percent and 74 percent of the buildings' space was under lease.

(2)      Summary of Significant Accounting Policies

         (a)      Basis of Presentation

                  The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the building, have been excluded. Interest income and certain recovered expenses related to the January 1994 earthquake have been excluded from revenue. Real estate taxes, interest, depreciation, and amortization and certain expenses related to the January 1994 earthquake have been excluded from expenses.


                  In accordance with current California tax law, management expects that real estate taxes will be reassessed upon transfer of ownership based on the Property's purchase price. Therefore, historical real estate tax expenses are not comparable to those expected to be incurred by the Property's new owner. Real estate taxes for the three months ended March 31, 1996 and December 31, 1995 were $117,000 and $432,000, respectively. Upon reassessment, annual real estate taxes are expected to increase by approximately $250,000.

         (b)      Revenue Recognition

                  Revenue  from  rental   operations   is   recognized   on  the
                  straight-line basis over the terms of the respective leases.

                                                                     (continued)

WARNER CENTER BUSINESS PARK

Notes to Historical Summaries of Operating
Revenue and Expenses

- --------------------------------------------------------------------------------

         (c)      Interim Unaudited Financial Information


                  The accompanying unaudited financial information has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading.

                  In the opinion of management, adjustments necessary to present fairly the historical summaries of operating revenue and expenses for the three months ended March 31, 1996 have been included. The results of operations for the three months ended March 31, 1996 are not necessarily indicative of the results for the full year.

(3) Pro forma Taxable Operating Results and Cash Available from Operations (Unaudited)

         The unaudited pro forma information below reflects the taxable operating results and cash available from operations of the Property for the twelve months ended March 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized the earlier of when it is collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life based on the anticipated total purchase cost. Real estate taxes included reflect the anticipated reassessment described in note 2(a). This statement does not purport to forecast actual operating results for any period in the future.

               Pro forma net operating income (exclusive of
                    depreciation and amortization expense)            $3,604
               Less estimated depreciation and amortization
                    expense                                              880

                         Pro forma taxable operating income           $2,724
                                                                      ------
                         Pro forma cash available from operations     $3,604
                                                                      ======

                          Independent Auditors' Report


The Board of Directors
CarrAmerica Realty Corporation:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 1, of Parkway North Center for the year ended December 31, 1995. This historical summary is the responsibility of management of Parkway North Center. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Parkway North Center.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 1 of Parkway North Center for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP



Chicago, Illinois
June 14, 1996

PARKWAY NORTH CENTER

Historical Summaries of Operating Revenue and Expenses

For the Three Months Ended March 31, 1996 (Unaudited) and the Year Ended December 31, 1995

(Dollars in thousands)

- --------------------------------------------------------------------------------

                                         Three months ended       Year ended
                                          March 31, 1996      December 31, 1995
                                            (Unaudited)
Operating revenue:
     Building rental                          $ 1,780            $  7,138
     Recovery of operating expenses             1,032               4,120
     Other                                          6                  37
                                                -----               -----

           Total operating revenue              2,818              11,295
                                                -----               -----

Operating expenses:
     Cleaning                                      93                357
     Utilities                                    305              1,267
     Management fees                               92                408
     General operating services                   192                780
     Administrative                               226                733
     Real estate taxes                            340              1,362
     Insurance                                     22                 91
                                                -----              -----

            Total operating expenses            1,270              4,998
                                                -----              -----

            Operating revenue in excess of
                operating expenses            $ 1,548            $ 6,297
                                                =====              =====

See accompanying notes to combined historical summaries of operating revenue and expenses.

PARKWAY NORTH CENTER

Notes to Historical Summaries of Operating
Revenue and Expenses

For the Three Months Ended March 31, 1996 (Unaudited) and the Year Ended December 31, 1995

(Dollars in thousands)

- --------------------------------------------------------------------------------


(1)      Summary of Significant Accounting Policies

         (a)      Description of the Property

                  Parkway North Center is an office park located in Deerfield, Illinois containing approximately 500,000 square feet of office space available for lease, 23,000 square feet of retail space available for lease, and undeveloped land with the potential for additional square feet of leasable office space. The office space is comprised of 2 office buildings completed in 1986 and 1989 which are 90% leased and 100% leased, respectively, as of March 31, 1996. The retail space was completed in 1993 and is 100% leased as of March 31, 1996. The property is managed by an affiliate of the existing owner for 3.5% of its Gross Income, as defined.

         (b)      Basis of Presentation

                  The accompanying historical summaries of operating revenue and expenses is not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Parkway North Center have been excluded from expenses. Management is not aware of any material factors relating to Parkway North Center that would cause the historical summaries of operating revenue and expenses to not be indicative of future operating results of the buildings.

         (c)      Revenue Recognition

                  Revenue from rental operations is recognized straight-line over the terms of the respective leases.

         (d)      Interim Unaudited Financial Information

                  The accompanying unaudited financial information has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the three months ended March 31, 1996, have been included. The results of operations for the three month period ended March 31, 1996 are not necessarily indicative of the results for the full year.

(2)      Acquisition Transaction

         CarrAmerica Realty Corporation acquired Parkway North Center on June 14, 1996.

(3) Proforma Taxable Operating Results and Cash Available from Operations (Unaudited)

         The unaudited proforma table reflects the taxable operating results and cash available from operations of Parkway North Center for the twelve months ended March 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting proforma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

             Proforma net operating income (exclusive of
                  depreciation and amortization expense)                $  6,892
             Less - estimated depreciation and amortization
                  expense                                                  1,835
                                                                           -----
                         Proforma taxable operating income              $  5,057
                                                                           =====

                         Proforma cash available from operations        $  6,892
                                                                           =====

                          Independent Auditors' Report



         The Board of Directors
         CarrAmerica Realty Corporation

         We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 1, of Reston Quadrangle for the year ended December 31, 1995. This historical summary is the responsibility of the management of Reston Quadrangle. Our responsibility is to express an opinion on the historical summary based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Reston Quadrangle.

         In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 1 of Reston Quadrangle for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP



         Washington, D.C.
         June 14, 1996

RESTON QUADRANGLE

Historical Summaries of Operating Revenue and Expenses

For the Three Months Ended March 31, 1996 (Unaudited) and the Year Ended December 31, 1995

(Dollars in thousands)

- --------------------------------------------------------------------------------


                                               1996           1995
                                               ----           ----
                                            (Unaudited)
Operating revenue:
     Building rental                          $ 1,282       $ 4,885
     Recovery of operating expenses               262         1,018
     Other                                          -             1
                                                -----         -----

            Total operating revenue             1,544         5,904
                                                -----         -----

Operating expenses:
     Cleaning                                     110           267
     Utilities                                     86           272
     Repairs and maintenance                      105           222
     General operating                            106           373
     Administrative                                28           141
     Real estate taxes                             75           237
     Insurance                                      7            27
                                                -----         -----
            Total operating expenses              517         1,539
                                                -----         -----
            Operating revenue in excess of
                operating expenses            $ 1,027       $ 4,365
                                                =====         =====

See accompanying notes to historical summaries of operating revenue and expenses.

RESTON QUADRANGLE

Notes to Historical Summaries of Operating
Revenue and Expenses

For the Three Months Ended March 31, 1996 (Unaudited) and the Year Ended December 31, 1995

(Dollars in thousands)

- --------------------------------------------------------------------------------

(1)      Summary of Significant Accounting Policies

         (a)      Description of the Property

                  Reston Quadrangle comprises three office buildings located in Reston, Virginia containing approximately 261,000 square feet of office space available for lease. The buildings were completed in 1990. At March 31, 1996, 100 percent of the office space was under lease.

         (b)      Basis of Presentation

                  The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation, in the proposed future operations of the building, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Reston Quadrangle have been excluded from expenses. Management is not aware of any material factors relating to Reston Quadrangle that would cause the historical summaries of operating revenue and expenses to not be indicative of future operating results of the building.

         (c)      Revenue Recognition

                  Revenue from rental operations is recognized straight-line over the terms of the respective leases.

         (d)      Interim Unaudited Financial Information

                  The accompanying unaudited financial information has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments consisting only of normal recurring accruals, necessary to present fairly the historical summaries of operating revenue and expenses for the three months ended March 31, 1996, have been included. The results of operations for the three month period ended March 31, 1996 are not necessarily indicative of the results for the full year.

                                                                     (continued)

RESTON QUADRANGLE

Notes to Historical Summaries of Operating
Revenue and Expenses

- --------------------------------------------------------------------------------

(2)      Acquisition Transaction

         CarrAmerica Realty Corporation acquired Reston Quadrangle on March 28, 1996.

(3) Proforma Taxable Operating Results and Cash Available from Operations (Unaudited)

         The unaudited proforma table reflects the taxable operating results and cash available from operations of Reston Quadrangle for the twelve months ended March 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting proforma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

              Proforma net operating income (exclusive of
                   depreciation and amortization expense)               $  4,900
              Less - estimated depreciation and amortization
                   expense                                                   886

                         Proforma taxable operating income              $  4,014
                                                                           =====

                         Proforma cash available from operations        $  4,900
                                                                           =====